UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Protagonist Therapeutics, Inc. (the “Company”) 2022 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 26, 2022, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 13, 2022. The results of the matters voted upon at the Annual Meeting were:

Proposal 1 — To elect the two Class III directors named below to serve until the 2025 Annual Meeting of Stockholders. Each of the two named nominees was so elected, with the votes thereon as follows:

	Final Voting Results
Nominees	For	Withheld	Broker Non-Votes
Harold E. Selick, Ph.D.	27,907,944	8,361,194	2,405,334
Bryan Giraudo	28,108,252	8,160,886	2,405,334

Proposal 2 — To approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal was approved by the requisite vote, with the votes thereon as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes
35,832,587	413,371	23,180	2,405,334

Proposal 3 — To recommend, by non-binding vote, the frequency of future executive compensation votes. The votes on this proposal were as follows:

Final Voting Results
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
35,578,366	4,924	683,401	2,447	2,405,334

Considering the strong support for an annual vote as reflected in the voting results, the Company intends to hold future advisory votes to approve executive compensation annually until the matter is again submitted to the Company’s stockholders for a vote.

Proposal 4 — To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal was approved by the requisite vote, with the votes thereon as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Votes
38,667,405	5,575	1,492	--

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: June 2, 2022

	By:	/s/ Asif Ali
Asif Ali
Chief Financial Officer